SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 3, 2006 (April 27, 2006)

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19580 (Commission File Number)	76-0697390 (I.R.S. Employer Identification No.)
7135 Ardmore
Houston, Texas 77054
(713) 996-4110
(Address and Telephone Number of Principal Executive Offices)
13111 Northwest Freeway, Suite 500
Houston, Texas 77040
(713) 996-4110
(Former Address and Telephone Number of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Third Amendment to First Amendment and Restated Credit Agreement
Amended and Restated Employment Agreement
Restricted Stock Award Agreement - Gus D. Halas
Restricted Stock Award Agreement - Gus D. Halas

Item 1.01. Entry into a Material Definitive Agreement
Amendment to Credit Agreement
     On April 27, 2006, T-3 Energy Services, Inc. (the “Company”) and T-3 Oilco Energy Services Partnership (the “Canadian Borrower”) entered into the Third Amendment (the “Amendment”) to the First Amended and Restated Credit Agreement (the “Credit Agreement”), with Wells Fargo Bank, National Association, General Electric Capital Corporation and Comerica Bank (the “Canadian Lender”) dated as of March 31, 2006. The Amendment amends the Credit Agreement to increase the amount of capital expenditures that the Company may make in a fiscal year from 25% of EBITDA of the Company for the immediately preceding fiscal year to $15 million. The Amendment also increases the minimum expiration date for letters of credit from two years after the date of issuance to three years after the date of issuance. The Amendment is included herein as Exhibit 10.1 and is incorporated herein by reference. The forgoing description of the Amendment and the transactions contemplated therein do not purport to be complete and are qualified in their entirety by reference to such document.
Amended and Restated Employment Agreement
     On April 27, 2006, the Company and Gus D. Halas, the Company’s president and chief executive officer, entered into an Amended and Restated Employment Agreement (the “Agreement”). The Agreement has an initial two year term commencing in April 2006; however, after the first year, the Agreement is automatically renewed at the end of each calendar month so that the remaining term of the Agreement is always one year. The Agreement provides for an annual base salary of $450,000, an annual bonus to be awarded in the discretion of our board of directors or a committee thereof, and the grant of 100,000 shares of restricted common stock effective January 12, 2006 pursuant to the Stock Agreements (as defined below). The Agreement contains standard confidentiality covenants with respect to the Company’s trade secrets and non-competition and non-solicitation covenants until the later of the first anniversary of the date of termination or resignation or such time as Mr. Halas no longer receives any payments under the Agreement. If Mr. Halas is terminated for any reason other than due to death, disability or cause (as defined in the Agreement), the Company is required to pay Mr. Halas an amount equal to two times his average base pay and bonus for the prior two fiscal years of employment, and all stock options to purchase shares of the Company’s common stock and all restricted stock grants will be fully vested. In addition, if through the Company’s actions, Mr. Halas ceases to hold the title of chairman, president or chief executive officer, ceases to report directly to the board of directors, has any of his primary business responsibilities shifted to another employee that does not report directly to him or is transferred outside of Houston, Texas, and he resigns within 60 days after such event, the resignation will be deemed a termination without cause for purposes of the severance payments described above. Upon the occurrence of a change of control (as defined in the Agreement), the Company is required to promptly pay Mr. Halas an amount equal to two times his average base pay and bonus for the prior two fiscal years of employment, and all stock options to purchase shares of the Company’s common stock and all restricted stock grants will be fully vested; provided, that Mr. Halas will no longer be entitled to receive the severance payment described above in the event of his subsequent termination for any reason other than due to death, disability or cause.
     In connection with the Agreement, the Company and Gus D. Halas entered into two Restricted Stock Award Agreements (the “Stock Agreements”) on April 27, 2006. The Stock Agreements each grant 50,000 shares of the Company’s restricted common stock, or a total of 100,000 shares, effective January 12, 2006. The 50,000 shares granted pursuant to the first Stock Agreement will vest on January 11, 2008, provided that Mr. Halas remains employed with the Company through this vesting date. Of the 50,000 shares granted pursuant to the second Stock Agreement, provided that Mr. Halas remains employed with the Company through the applicable vesting date, 25,000 vest on January 12, 2007 provided that the Company’s common stock price has increased at least 25% from the closing price of the common stock on January 12, 2006, and 25,000 vest on January 11, 2008 provided that the Company’s common stock price has increased at least 25% from the closing price of the common stock on January 12, 2007. If on the vesting dates, the Company’s common stock price has not increased by at least 25% then a pro rata portion of the shares shall be vested for any increase in the closing price of the common stock as determined on the vesting dates. For example, if on the vesting date, the Company’s common stock price has increased by 10% from the measurement date, 10,000 shares will be vested on the vesting date.
     The Agreement and the Stock Agreements are included herein as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference. The forgoing description of the Agreement and the Stock Agreements and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such documents.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     See Item 1.01, which is incorporated herein by reference.
Item 8.01. Other Events
     The Company has relocated its principal executive offices from 13111 Northwest Freeway, Suite 500, Houston, Texas 77040 to 7135 Ardmore, Houston, Texas 77054. The Company’s telephone number has not changed from (713) 996-4110.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
     None
(b) Pro Forma Financial Information
     None
(c) Shell Company Transactions
     None
(d) Exhibits
10.1	Third Amendment to First Amended and Restated Credit Agreement dated March 31, 2006, among T-3 Energy Services, Inc., T-3 Oilco Energy Services Partnership, the Banks signatory thereto, Wells Fargo Bank, National Association, as agent for the Banks, and Comerica Bank.

10.2	Amended and Restated Employment Agreement dated April 27, 2006, between T-3 Energy Services, Inc. and Gus D. Halas.

10.3	Restricted Stock Award Agreement between T-3 Energy Services, Inc. and Gus D. Halas.

10.4	Restricted Stock Award Agreement between T-3 Energy Services, Inc. and Gus D. Halas.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006	T-3 ENERGY SERVICES, INC.
	By:	/s/ Michael T. Mino
Michael T. Mino
Chief Financial Officer and Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to First Amended and Restated Credit Agreement dated March 31, 2006, among T-3 Energy Services, Inc., T-3 Oilco Energy Services Partnership, the Banks signatory thereto, Wells Fargo Bank, National Association, as agent for the Banks, and Comerica Bank.

10.2	Amended and Restated Employment Agreement dated April 27, 2006, between T-3 Energy Services, Inc. and Gus D. Halas.

10.3	Restricted Stock Award Agreement between T-3 Energy Services, Inc. and Gus D. Halas.

10.4	Restricted Stock Award Agreement between T-3 Energy Services, Inc. and Gus D. Halas.